License Intangibles and Royalties (Q2)	6 Months Ended
Jun. 30, 2019
License Intangibles and Royalties [Abstract]
License Intangibles and Royalties
Note 6 – License Intangibles and Royalties

On May 6, 2019, the Company entered into a licensing agreement with Elvis Presley Enterprises, LLC which is fairly valued at $1 million and related to an April 2019 agreement between Better Choice Company, Authentic Brands and Elvis Presley Enterprises focused on the development of hemp-derived CBD products under the Elvis Presley Hound Dog name. Product development is expected to be complete in late 2019.

The initial term of the licensing agreement ends on December 31, 2025. The license agreement is amortized on a straight-line basis over the life of the agreement.  During the period from May 6, 2019 through June 30, 2019, an immaterial amount in amortization was expensed related to the Hound Dog license.

Royalties are required to be paid quarterly at a rate of 5% of net retail sales and 10% of net wholesale sales.  The contract includes Guaranteed Minimum Royalty Payments for each of the contract years as per the table below:

Dollars in thousands Contract Year	Guaranteed Minimum Royalty
2019-2020	$1,500
2021	$1,000
2022	$1,125
2023	$1,250
2024	$1,500
2025	$1,750

As of June 30, 2019, the Company had paid $0.6 million of the 2019-2020 Guaranteed Minimum Royalty Payments which were recorded as prepaid expenses.  There were no sales related to Hound Dog products during the three and six-month periods ended June 30, 2019.

The Company entered into an agreement for the payment of royalties related to sales of the Orapup brand dental system in November 2015. The agreement called for a 10% royalty to be paid on the first $2.5 million of related sales for a term of three years. Thereafter, commencing on the earlier of the end of the three-year term or having reached $2.5 million in sales, a 2% royalty was to be paid thereafter. Royalty expense was minimal during 2017 and 2018.  In November 2018, the parties reached a settlement whereby the Company paid $0.1 million to fulfill all of its present and future obligations related to this agreement.  Due to the settlement by the parties, the Company no longer has any royalty obligation related to the Orapup brand dental system.